SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Emerging Markets Equity Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading in the summary section of the fund’s prospectus.
Sean Taylor, Chief Investment Officer APAC. Lead Portfolio Manager of the fund. Began managing the fund in 2014.
The following information replaces the existing similar disclosure for the fund under the “MANAGEMENT” heading in the “FUND DETAILS” section of the fund’s prospectus.
The following Portfolio Manager is primarily responsible for the day-to-day management of the fund.
Sean Taylor, Chief Investment Officer APAC. Lead Portfolio Manager of the fund. Began managing the fund in 2014.
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Global Head of Emerging Markets Equities: Hong Kong.
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Joined DWS in 2013 with 21 years of industry experience. Prior to his current role, he served as Investment Director at GAM, based in London and Dubai, and Head of International & Emerging Markets at Societe Generale.
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MBA, Manchester Business School.
Please Retain This Supplement for Future Reference
April 6, 2022
PROSTKR22-23